BUSINESS FIRST BANK Go get it.

Business First Bancshares, Inc.

2019 Gulf South Bank Conference

May 6-7, 2019

Legal Disclosure

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 22, 2019. Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

Overview of Business First Bancshares, Inc.

BUSINESS FIRST
BANK

Overview of Business First Bancshares, Inc.

- **Founded in 2006; headquartered in Baton Rouge, LA**
- **Commercial bank focused on small-to-midsize businesses and their owners and employees**
- **Currently operating in ten Louisiana markets and Dallas, TX**
- **Three successful acquisitions since 2015**
  - American Gateway Bank (2015) helped diversify funding base; increasing NIB deposits from 19% to 26% of total deposits
  - MBL Bank (2018) was acquired with the goal of accelerating profitability and diversifying business mix
  - Richland State Bank (2018) expanded presence along I-20 and contributed excess deposits
- **Key FY 2018 Events**
  - Closed MBL Bank acquisition in less than 3 months (01/01/2018); conversion completed July 15, 2018
  - Converted New Orleans and Dallas LPOs into full service banking centers in Q2'18
  - Closed three branches in the Baton Rouge MSA
  - Listed on NASDAQ as BFST (04/09/18)
  - Closed Richland State Bank acquisition on November 30, 2018
  - Record financial results

Business First Footprint


Business First Banking Centers (25)
Sherman
Paris
Texarkana
Camden
Monticello
Cleveland
Greenville
Plano
Garland
Dallas
Mount Pleasant
Magnolia
El Dorado
Bastrop
Yazoo City
Longview
Shreveport
Ruston
Monroe
Vicksburg
Jackson
Tyler
Henderson
Winnsboro
Corsicana
Mansfield
Palestine
Nacogdoches
Natchitoches
Natchez
Brookhaven
Crockett
Lufkin
Alexandria
Leesville
LOUISIANA
Tylertown
Marksville
Jasper
De Ridder
Bryan
Huntsville
Opelousas
Baton Rouge
Conroe
Lake Charles
Lafayette
Brenham
Beaumont
Port Arthur
New Iberia
New Orleans
Columbus
Houston
Houma
Galveston
Bay City

Note: Banking Center total reflects full-service banking centers as of March 31, 2019.

BUSINESS FIRST BANK

Our Operating Philosophy Has Been Consistent Since Day 1

Commercial Focus	Recruiting and Retaining Talented Bankers	"High Tech/ High Touch" Model	Disciplined Expansion Criteria
• Small-to-midsize businesses and their owners and employees • Target \$1-\$10mm commercial lending relationships that are typically too small for the larger financial institutions to value but too complex for many community banks • Full suite of treasury and cash management products and services to support lending efforts • ~22% C&I loans and ~22.7% NIB deposits	• Experienced and empowered local leadership • Recruit bankers with strong ties to local communities • Offer bankers an entrepreneurial culture combined with a platform of sophisticated banking products and services and efficient credit decisions • Historically successful in recruiting bankers from larger financial institutions as well as local community banks • Recruiting complemented by focus on internal professional development	• "Branch lite" model leveraging current technology for customer convenience • Significant investment in operating platform to support C&I-focused, relationship-based banking • Opportunity for future growth without commensurate increases in operating expense • COO had nearly 20 years experience at BXS, including over 20 systems conversions in connection with bank acquisitions	• In its first 10 years, Business First expanded into eight Louisiana markets, including the six largest metro areas – Founding directors and shareholders were intentionally located throughout Louisiana – 9th and 10th Louisiana markets added this year (Minden and Richland) • Continued organic and new market expansion driven by the identification and recruitment of local banking teams • Careful analysis of the market's economy and the population of targeted small-to-mid sized business customers • Experience with both organic and acquisition expansion

Executive Management Team

- Executive team includes a mix of youth and experience which fosters an energetic and collaborative work environment
- Geographic diversification amongst executive management team

Officer	Age	Years in Banking	Year Started at BF	Position with Business First Bank
Jude Melville	44	14	2006	Director, President and Chief Executive Officer
Gregory Robertson	47	24	2011	EVP, Chief Financial Officer
Donald Hingle	58	37	2009	EVP, Chief Credit Executive
Philip Jordan	46	25	2008	EVP, Chief Banking Officer
Alicia Robertson	50	32	2011	EVP, Chief Treasury Management, Private Banking, Wealth Soutions Officer
Keith Mansfield	42	21	2016	EVP, Chief Operations Officer

Note: As of March 31, 2019.

Market Presidents

- Business First's Market Presidents have diversified experience at a mix of large, regional and community banks
- Market Presidents serve as important conduits between executive management and the local markets

Market	Market President	Age	Years in Banking	Year Started at BF	Prior Experience
East Baton Rouge	Michael Nizzo	40	16	2008	Investar Iberville Bank Wells Fargo
Shreveport	Jason Siegele	42	21	2006	Regions Hibernia
Northshore	Warren McDonald	52	30	2006	Whitney Bank Regions Bank One
Lake Charles / Lafayette	Poncho Seaford	53	31	2016	J.P. Morgan Chase
Houma	Gloria Navarro	65	37	2010	Capital One Argent Bank
New Orleans	Chris Keene	44	23	2015	First Bank & Trust Whitney Bank
West Baton Rouge	Sonny Gascon	57	17	2010	Plaquemine Bank J.P. Morgan Chase
Dallas	Chris Shaw	41	18	2017	Green Bank BB&T
Minden	Mike Burton	58	34	2018	MBL
Richland	Chad Carter	36	13	2018	Prosperity Bank Gibsland Bank & Trust

Note: As of March 31, 2019.

Corporate History


2006:
Bank opened in Baton Rouge; expanded into the Shreveport market
2008:
Expanded into the Lafayette market
2010:
Expanded into the Houma market
2015:
Acquired American Gateway Financial in West Baton Rouge
2017:
Expanded into Dallas, TX market
2018:
Listed on NASDAQ on April 9th under BFST
2018:
Completed $25 million private placement of subordinated notes
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
2007:
Expanded into the Northshore market
2009:
Expanded into the Lake Charles market
2015:
Expanded into the New Orleans market
2017:
Announced acquisition of Minden Bancorp and completed $66 million private placement
2018:
Closed acquisition of Richland State Bancshares and completed $29 million follow-on equity offering
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Total Assets ($Millions):
$110 $392 $546 $667 $657 $652 $681 $684 $685 $1,076 $1,106 $1,321 $2,095 $2,101(1)

(1) As of March 31, 2019. All periods as of December 31st.

BUSINESS FIRST BANK

Current Footprint

- Statewide focus on urban markets
- Multiple markets provide diversification of both risk and production opportunities

Market	Year Entered	# of Facilities	# of Bankers[1]	Total Loans	Total Deposits
East Baton Rouge	2006	7	16	$304,109	$322,989
Shreveport	2006	1	5	216,966	124,502
Northshore	2007	1	3	119,752	53,823
Lafayette	2008	1	4	63,057	69,303
Lake Charles	2009	2	6	123,889	192,942
Houma	2010	1	3	68,530	52,261
New Orleans	2015	1	5	126,369	25,069
West Baton Rouge	2015	2	4	93,138	231,523
Dallas	2017	1	4	76,508	15,512
Minden	2018	2	4	185,278	290,106
Richland	2018	7	9	210,966	284,525

Note: Data as of March 31, 2019. Dollars in thousands. The loans and deposit balances by market do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level.
(1) Bankers defined as commercial lenders or banking center managers, who are either retail lenders or business development officers.

Recent Financial Results –Record FY 2018 & Positive 1Q 19

- **FY 2018: Combination of Organic and M&A growth**
  - Loan growth of 56.7%;
    - 2018 organic loan growth of 12.5%
  - Core deposit growth of 60% in FY 2018 driven by organic growth and the strategic addition of MBL Bank and Richland State Bank
  - PTPP CAGR of 34.2%
  - Core net income growth of 247%
  - Improved core efficiency ratio and core NIM each quarter of FY 2018

- **Positive 1Q 19**
  - Annualized organic loan growth of 15.1%;
  - Net Income for the quarter is 60.6% higher than average quarterly net income of FY 2018
  - Stable NIM
  - Improved efficiency ratio

Gross Loans



$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
$772.4
$811.1
$975.5
$1,528.5
$1,586.2
2015Y
2016Y
2017Y
2018Y
YTD 2019

Total Deposits



$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$904.2
$932.8
$1,055.5
$1,733.9
$1,744.4
2015Y
2016Y
2017Y
2018Y
YTD 2019

Net Income(1)



$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$4.9
$4.1
$5.3
$5.1
$4.8
$4.8
$16.8
$14.1
$5.6
$5.7
2015Y
2016Y
2017Y
2018Y
YTD 2019

ROAA(1)



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
0.49%
0.41%
0.47%
0.45%
0.40%
0.40%
1.00%
0.84%
1.08%
1.09%
2015Y
2016Y
2017Y
2018Y
YTD 2019

NIM(2)



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.68%
3.47%
3.64%
3.51%
4.01%
3.64%
4.02%
3.94%
4.01%
3.92%
2015Y
2016Y
2017Y
2018Y
YTD 2019

Efficiency Ratio



90.0%
80.0%
70.0%
60.0%
50.0%
81.7%
82.0%
73.7%
71.8%
64.3%
2015Y
2016Y
2017Y
2018Y
YTD 2019

Note: Dollars in millions.
(1) The green shaded areas represent core results, which are non-GAAP financial measures. These core results exclude net pre-tax deal charges associated with the Company's American Gateway acquisition, tax effected at 34% and net pre-tax deal charges associated with the Company's MBL Bank and RSB Bank acquisition, tax effected at 21%. 2017 data adjusted for DTA write-down. See reconciliation on page 32 in Appendix.
(2) The blue shaded areas represent the core NIM, which is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway, MBL Bank, and RSB Bank acquisitions. See reconciliation on page 32 in Appendix.

Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Quarterly Financial Trends

	For the Quarter Ended, 3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Balance Sheet & Capital					
Total Assets	$2,101,400	$2,094,896	$1,678,195	$1,649,207	$1,587,713
Gross Loans (Excl. HFS)	1,586,182	1,528,469	1,297,959	1,234,031	1,191,450
Deposits	1,744,383	1,733,934	1,354,071	1,329,493	1,307,738
Total Equity	269,144	260,058	212,961	210,629	179,994
Tangible Common Equity / Tangible Assets[(1)]	10.37 %	9.96 %	10.75 %	10.78 %	9.21 %
Tangible Book Value Per Share[(1)]	$15.86	$15.34	$15.30	$15.07	$13.90
Net Loans (Excl. HFS) / Assets	74.92 %	72.43 %	76.73 %	74.23 %	74.43 %
Gross Loans (Excl. HFS) / Deposits	90.93	88.15	95.86	92.82	91.11
NIB Deposits / Deposits	22.75	22.05	22.98	22.96	22.78
C & I / Loans (Excl. HFS)	24.58	23.79	24.49	24.23	24.38
Asset Quality					
Nonperforming Loans (Excl. TDRs)	$13,260	$13,567	$11,597	$14,014	$15,144
Nonperforming Assets (Excl. TDRs)	14,954	15,487	13,432	15,323	16,439
NPLs / Loans (Excl. TDRs)	0.84 %	0.89 %	0.89 %	1.14 %	1.27 %
NPAs / Assets (Excl. TDRs)	0.71	0.74	0.80	0.93	1.04
Reserves / Loans (Excl. HFS)	0.75	0.73	0.79	0.79	0.81
NCOs / Average Loans	0.00	0.00	0.00	0.00	(0.03)
Profitability Ratios					
Net Interest Income	$19,120	$17,117	$15,636	$14,976	$14,500
Provision Expense	633	939	503	474	474
Noninterest Income	2,311	2,491	1,547	2,006	1,736
Noninterest Expense	13,790	14,409	11,870	12,025	11,944
Pretax Income	7,008	4,260	4,810	4,483	3,817
Income Tax	1,349	815	910	845	709
Net Income	5,659	3,445	3,900	3,638	3,108
Core Net Income[(2)]	5,625	4,702	4,429	4,078	3,565
ROAA	1.09 %	0.75 %	0.94 %	0.90 %	0.77 %
ROAE	8.62	6.03	7.37	7.75	6.94
Core ROAA[(2)]	1.08	1.03	1.06	1.00	0.88
Core ROAE[(2)]	8.57	8.23	8.37	8.69	7.96
Net Interest Margin	4.01 %	4.07 %	4.05 %	3.98 %	3.97 %
Efficiency Ratio	64.35	73.51	69.08	70.81	73.57
Diluted Earnings per Common Share	$0.41	$0.28	$0.33	$0.33	$0.29
Core Diluted Earnings Per Common Share[(3)]	$0.41	$0.38	$0.37	$0.37	$0.34
Dividends Per Common Share	0.08	0.08	0.08	0.08	0.06

Note: Dollars in thousands except per share data.
(1) Non-GAAP Financial measure. See reconciliation on page 33 in Appendix.
(2) Non-GAAP Financial measure. See reconciliation on page 32 in Appendix.
(3) Non-GAAP Financial measure. See reconciliation on page 31 in Appendix

BUSINESS FIRST BANK

Loan Portfolio

- **Commercial lending is primary focus, with C&I representing 21.8% and Owner Occupied CRE representing 18.6%**
- **Recent acquisitions have provided portfolio diversification**
- **Energy concentration has decreased from 19.8% of total loans in Q1'15 to 7.2% in Q1'19**
- **Average funded loan amount of approximately $190 thousand**
- **Focus on working capital lines**
  - $176 million of lines of credit(2), 52% line usage
  - Internally staffed auditing function
- **Robust participation network developed to maintain exposure discipline while growing with best clients**
  - Full-time Director of Correspondent Banking (over 40 years experience, former B1B Market President)
  - 30 banks
  - 67 loans, $152 million sold balance
  - Over $315 million in participations sold since 2012

As of March 31, 2019(1)



7.4%
13.4%
21.8%
13.5%
3.9%
2.5%
2.8%
16.2%
18.6%

Construction & Land	$211,888	13.4%
1-4 Family	214,624	13.5%
Home Equity Loans	61,739	3.9%
Multi-Family	39,548	2.5%
Farmland	44,066	2.8%
CRE - Owner Occupied	295,013	18.6%
CRE - Income Producing	256,687	16.2%
Commercial	346,242	21.8%
Consumer & Other	117,128	7.4%
Total	$1,586,935	100.0%

Note: Dollars in thousands. All loan data as of March 31, 2019.
(1) Loan composition based on regulatory data.
(2) Organic B1B data does not include RSB

Detailed Loan Composition

- **Owner – Occupied CRE makes up 53% of total CRE lending**
  - C&D and Total CRE concentrations of 91.5% and 221.7%, respectively

C&D Composition



5.7%
7.5%
17.0%
1.2%
6.1%
4.6%
0.6%
7.8%
20.0%
16.9%
5.0%

C&D Portfolio	
Raw Land	17.0%
Vacant Residential Lots	6.1%
Vacant Commercial Lots	7.8%
Land Development - Residential	16.9%
Residential Construction - OORE	5.0%
Residential Construction - Non OORE	20.0%
Commercial Constuction - Retail - Single Tenant	0.6%
Commercial Constuction - Retail - Multi Tenant	4.6%
Commercial Constuction - Office - OORE	1.2%
Commercial Constuction - Office - Non OORE	7.5%
Commercial Construction - Apartment/Multi-Family	7.5%
Commercial Construction - Other	5.7%
Total C&D	**100.0%**
Average Loan Size	$358

CRE Composition - Owner Occupied



2.3%
8.6%
24.4%
6.5%
2.5%
16.7%
0.0%
39.0%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.3%
Office Building	8.6%
Office/Warehouse	6.5%
Warehouse	2.5%
Retail - Single Tenant	16.7%
Retail - Multi Tenant	0.0%
Commercial Building	39.0%
Other	24.4%
Total CRE - Owner Occupied	**100.0%**
Average Loan Size	$548

CRE Composition - Income Producing



5.6%
7.8%
26.1%
24.6%
10.5%
8.7%
3.3%
13.4%

Income Producing CRE Portfolio	
Hotel/Motel	7.8%
Office Building	24.6%
Office/Warehouse	8.7%
Warehouse	3.3%
Retail - Single Tenant	13.4%
Retail - Multi Tenant	10.5%
Commercial Building	26.1%
Other	5.6%
Total CRE - Income Producing	**100.0%**
Average Loan Size	$755

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of March 31, 2019. Concentration ratios represent bank-level data.

Loan Production

- **Business First loans have grown at 28.6% CAGR from 2014 – 2018**
- **Continued Loan Growth. FY 18 net organic loan growth of 12.5%. Annualized loan growth of 15.1% in 1Q 19.**
- **Increased production primarily driven by:**
  - New lending team added in Dallas in 2017
  - Continued strong development in Dallas and New Orleans as well as strong performance in existing markets of Shreveport, Northshore, Lake Charles, and Baton Rouge
  - Continued credit process development with additional commercial underwriters
  - Consistency in executive organization structure and credit approval process
  - Expansion into Northeast Louisiana market with acquisition of Richland State Bank
  - Increased market visibility for Business First Bank as a result of recent re-branding initiatives and public listing

Loan Production – New & Renewed Commitments



$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$191.3
$15.3
$184.0
$36.0
$432.2
$33.2
$398.6
$44.9
$538.9
$49.8
$598.0
$58.0
$900.3
$75.0
$1,283.8
$107.0
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
Q1'19
Average Monthly Production

Note: Dollars in millions. Q1'19 loan production data represents annualized results.

BUSINESS FIRST BANK

Strong Credit Performance

- **Credit quality metrics have continued to improve significantly since 2010**
- **FY 2017 NCOs resulted from two previously identified, substandard energy credits with current specific reserve of $800k**
  - $2.7 million in charge-offs from these two credits
  - Balance of the portfolio had only 0.03% of NCOs / Avg. Loans
- **ALLL/Gross Loans equaled 0.74% at March 31, 2019**
  - ALLL / legacy gross loans (i.e., excluding purchased loans) equals 0.95%
  - ALLL plus loan discount/gross loans equals 1.13%

NPLs / Gross Loans


4.00%
3.00%
2.00%
1.00%
0.00%
2.45%
1.76%
0.41%
0.54%
1.03%
0.90%
1.30%
0.89%
0.84%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
YTD 2019

NPAs / Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.95%
1.24%
0.55%
0.88%
0.93%
0.77%
0.98%
0.74%
0.71%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
YTD 2019

NCOs / Avg. Loans


1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
1.25%
0.84%
0.12%
0.02%
0.08%
0.04%
0.34%
0.00%
0.00%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y (1)
2018Y
YTD 2019

Note: NPLs and NPAs exclude TDRs. YTD 2019 data as of March 31, 2019.
(1) Excludes the $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

BUSINESS FIRST BANK

Strong Credit Performance

- **Classified Assets have decreased by 30% from $45.5 million at Q4'10 to $31.6 million at Q1'19**
- **Past due loans have remained low even with the acquisition of two banks and stress in the energy sector in recent years**
- **Beginning in Q4'14, as conditions in the energy sector began to deteriorate, Business First experienced a divergence in its Energy Watch List vs. the rest of its portfolio**

Classified Asset Coverage Ratio[1]



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
42.8%
24.8%
25.4%
31.1%
29.4%
29.0%
16.2%
9.8%
14.8%
11.5%
11.4%
7.9%
11.6%
8.2%
2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y YTD 2019
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio - Ex Energy

Past Due Loans / Total Portfolio



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.01%
0.24%
0.09%
0.00%
0.13%
0.33%
0.36%
0.22%
2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y YTD 2019
Past Due Loans

Watch List / Total Portfolio



20.0%
15.0%
10.0%
5.0%
0.0%
11.7%
11.7%
14.5%
13.8%
7.7%
7.6%
10.7%
7.9%
11.6%
7.2%
8.0%
4.3%
5.5%
2.9%
3.9%
2.6%
3.7%
2.5%
2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y YTD 2019
Total WL
Non-Energy WL

Note: YTD 2019 data as of March 31, 2019
(1) Defined as classified assets minus specific reserves divided by risk based capital.

BUSINESS FIRST BANK

Energy Lending

- **Energy loans accounted for approximately 7.2% of portfolio and 49.7% of bank-level capital as of March 31, 2019**
- **Geographic, loan type and collateral diversification**
  - 8.6% of total energy lending is non-correlated (cash secured, petrochem, retail)
- **Active monitoring of exposures**
  - Quarterly review begun in early 2015 involving executive management, Market Presidents, all lenders and credit team

ENERGY PORTFOLIO BY COLLATERAL

COLLATERAL	Total $'s	Energy Portfolio
Accounts Receivable & Inventory	29.0	25.2%
Barges, Crew Boats, Marine Vessels	8.7	7.6%
Equipment	16.2	14.1%
Oil & Gas	6.3	5.5%
CD/Mkt. Securities	0.6	0.5%
All Other	7.9	6.9%
SUB TOTAL C & I	68.7	59.7%
Commercial Real Estate	31.9	27.7%
Consumer Real Estate	13.5	11.7%
Other	1.0	0.8%
SUB TOTAL NON C & I	46.4	40.3%
TOTAL	**115.0**	**100.0%**

Note: Dollars in millions. As of March 31, 2019.

Energy Lending – Historical Performance

- **Continued stability of Watch List as economic conditions for the energy sector shows incremental improvement**

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q1'19
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 12,332
Midstream	16,072	17,422	35,024	25,490	18,148	7,152
Downstream	13,279	14,248	11,766	10,144	8,578	4,982
Support / Services	77,520	79,313	73,142	70,765	86,802	85,309
Non-Oil and Gas	1,663	145	861	-	5,311	5,275
Total Energy Exposure	**$ 114,929**	**$ 125,007**	**$ 135,184**	**$ 124,140**	**$ 131,368**	**$ 115,050**
% of Total Loans	*19.8%*	*16.0%*	*16.5%*	*12.7%*	*8.6%*	*7.2%*
% of Total Bank Capital	*135.0%*	*110.7%*	*114.7%*	*103.0%*	*58.9%*	*49.7%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,290	$ 160,313	$ 178,170	$ 150,698
Credit Ratings						
Weighted Average Risk Ratings	3.31	3.58	3.74	3.76	3.68	3.70
Pass-Watch / Special Mention %	8.3%	27.1%	16.9%	17.5%	8.3%	8.6%
Classified %	0.0%	0.8%	5.6%	3.1%	6.7%	7.5%
Total Watch List % (1)	8.3%	27.8%	22.6%	20.6%	15.0%	16.1%
Past Dues						
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 2,014
Accruing Past Due	-	-	-	-	-	-
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 2,014
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.5%*	*1.8%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ -
Net Charge Offs YTD/Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*0.0%*

Note: Dollars in thousands.
(1) Percentage based on energy loans outstanding.
(2) Balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.

Commercial Real Estate– Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q1'19
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 54,982
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	156,906
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**211,888**
% of Total Loans	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*13.3%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*91.5%*
Multi-Family Properties	26,058	22,737	20,717	39,273	39,548
Commercial Rental	140,150	135,901	174,552	226,723	256,687
Other Loans for Real Estate Purposes	7,333	6,541	6,869	5,731	5,543
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 513,666**
% of Total Loans	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*32.3%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*221.7%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 620,002
Credit Ratings					
Weighted Average Risk Ratings	3.40	3.29	3.25	3.25	3.24
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	1.4%
Classified %	5.6%	1.7%	1.1%	0.9%	1.0%
Total Watch List % (1)	9.5%	5.9%	2.3%	2.5%	2.4%
Past Dues					
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 642
Accruing Past Due	-	-	-	0	-
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 642
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.1%*
Net Charge Offs YTD	$ 99	$ (431)	$ 9	$ (322)	$ 2
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*0.00%*

Note: Dollars in thousands.
(1) Q4'17 NCOs excludes $800 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.

Deposit Mix

- **Business First's deposit gathering strategy is focused on its commercial lending relationships**
  - In Q2'16, established a relationship pricing model that values deposits and treasury management
  - Incentive plan for lenders tied to deposit growth added in Q3'17. After 6 quarters, the plan has had positive results
  - All but two of the Top 25 relationships by current loan balance are depositors
- **Organic core deposit[1] growth of 18% in FY 2017 and 60% core deposit growth in FY 2018 driven by strategic addition of MBL Bank and Richland State Bank and organic growth**
- **Core deposits and excess liquidity were key rationales for all three acquisition**
  - Richland State Bank was a strategic target with Gross Loans/Deposits of 67% at closing

Deposit Mix - March 31, 2019



6.0%
0.6%
22.7%
27.7%
18.3%
24.7%

Non-Interest Bearing	$396,178	22.7%
NOW & Other	318,482	18.3%
MMDA & Savings	431,306	24.7%
Time Deposits	483,308	27.7%
CDARs	104,313	6.0%
Brokered Deposits [2]	10,796	0.6%
Total Deposits	$1,744,383	100.0%

Note: Dollars in thousands.
(1) Core deposits exclude fully insured brokered deposits and time deposits above the insurance limit.
(2) Brokered deposits defined as any deposit accepted from or through a third party, such as a person or company or organization other than the owner of the deposit.

Yield / Rate Analysis

- **Balance Sheet is asset sensitive**

- **Stable core NIM(1)**
  - Loan betas outpaced deposit betas in FY 2018 and through BFST's deposit cycle (Q1 2017-Q1 2019)
  - Strategic acquisitions of MBL Bank and Richland State Bank has strengthened loan and deposit betas

- **Fixed vs. Variable rate loans(2)**
  - 62.8% fixed with a weighted average maturity of 4.4 years
    - Approximately 25% of fixed rate loans mature in the next 24 months
  - Variable rate portfolio has a 2.8 year weighted average maturity(2)



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19
Loan Yield: 4.97% 4.83% 5.15% 4.89% 5.34% 5.72% 5.08% 5.22% 5.32% 5.46% 5.65% 5.72% 5.79%
NIM: 3.69% 3.47% 3.78% 3.63% 4.04% 4.34% 3.82% 3.87% 3.97% 3.98% 4.05% 4.07% 4.01%
Core NIM: 3.51% 3.37% 3.65% 3.50% 3.54% 3.66% 3.66% 3.69% 3.86% 3.89% 3.98% 4.01% 3.92%
Cost of Int. Bearing Deposits: 0.62% 0.69% 0.75% 0.78% 0.76% 0.83% 0.91% 0.95% 0.90% 1.01% 1.22% 1.35% 1.42%
Total Cost of Deposits: 0.48% 0.54% 0.58% 0.58% 0.57% 0.62% 0.67% 0.70% 0.69% 0.77% 0.93% 1.04% 1.10%
NIM
Core NIM (1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased

Interest Rate Positioning

- Interest rate sensitivity as of Q1'19 indicated asset sensitivity in shocked rate scenarios. These estimates include Richland State Bank and assume a static balance sheet.



Interest Rate Sensitivity
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-4.2%
-2.7%
-1.5%
1.6%
-0.1%
3.5%
-100
+100
% Change in Net Interest Income (year 1)
% Change in Net Interest Income (year 2)
% Change in Economic Value of Equity

BUSINESS FIRST BANK

Securities Portfolio

- **Securities portfolio was $299 million (par value) as of March 31, 2019**
- **Weighted average life of portfolio as of March 31 is 3.61 years which indicates less price volatility when compared to the 3.17 portfolio duration**
- **As of March 31, the portfolio roll-off volume for the next twelve months was $56 million with a roll-off yield of 2.56%. $11 million is attributed to calls**
- **75% of the portfolio will roll off within 5 years and 98% within 10 years**



4%
2%
34%
59%
Agencies
Agency MBS
Municipals
Corporates

Securities Portfolio[1]					
	-200	-100	0	+100	+200
Price Change (%)	5.65	3.00	0.00	-3.36	-6.79
Average Life	3.15	3.32	3.61	4.24	4.40
Duration	2.59	2.76	3.17	3.50	3.67
3 Year Cumulative CF/Portfolio	54.87	53.43	53.14	47.69	45.26



Quarterly Cashflows
Cumulative Cashflow Percentage
$25,000
$20,000
$15,000
$10,000
$5,000
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24

(1) As of March 31, 2019.

BUSINESS FIRST BANK

Update on Minden Bancorp and Richland State Bancorp Transactions

- **Acquired Minden Bancorp, Inc. (MBL Bank) on January 1, 2018**
  - All cash transaction valued at $76.0mm
  - $323mm in total assets; 1.72% ROAA in FY 2017
  - Closed transaction in under 3 months
  - System conversion completed July 15, 2018

- **Acquired Richland State Bancorp on November 30, 2018**
  - Approximately 80% Stock/20% cash transaction valued at $50.8mm
  - $313.5mm in total assets; Gross Loans/Deposits of 67%
  - System conversion scheduled for July 19, 2019

- **Impact of Acquisitions**
  - ✓ Scale – Over $2 billion in combined assets
  - ✓ Top 10 deposit market share in LA
  - ✓ Diversifies loan portfolio
  - ✓ Strengthens I-20 corridor
  - ✓ Improves diversification of geographic footprint

LOUISIANA

2018 Rank	Institution (ST)	2018 Branches	2018 Deposits ($mm)	2018 Market Share (%)
1	JPMorgan Chase & Co. (NY)	128	17,989	17.4
2	Capital One Financial Corp. (VA)	121	17,525	17.0
3	Hancock Whitney Corp. (MS)	111	12,953	12.5
4	IBERIABANK Corp. (LA)	63	7,979	7.7
5	Regions Financial Corp. (AL)	99	7,340	7.1
6	Origin Bancorp Inc. (LA)	21	1,840	1.8
7	Home Bancorp Inc. (LA)	35	1,642	1.6
8	**Bus. First Bancshares Inc. (LA)**	**24**	**1,600**	**1.6**
9	Red River Bancshares Inc. (LA)	23	1,577	1.5
10	BancorpSouth Inc. (MS)	29	1,508	1.5
	Total For Institutions In Market	1,449	103,361	

Note: Deposit market share information as of June 30, 2018.
Data Source: SNL Financial.

Growth Strategy Going Forward

Maintain Disciplined Focus on Business Model

Identify and Recruit Talented Bankers

- Talented commercial bankers will be the primary catalyst for future growth in existing or new markets
- Bankers are attracted to Business First's:
  - Relationship-based approach
  - Sophisticated business banking capabilities
  - Credit culture and process
  - Energy and camaraderie of executive team and Board

Expanding Presence in Existing Markets

- Incentive program tied to deposit growth
- Expand suite of products and services
  - Ex, SBAexpress loans and correspondent banking
- Selectively add new banking centers
  - Ex, New Orleans and DFW in Q2'18
- DFW Market
  - Targeting attractive submarkets
  - First full-service banking center opened in Addison in May 2018

Opportunistic New Market Expansion

- Focused along the I-10/12 and I-20 corridors
  - DFW, Houston and East Texas to the West
  - Jackson, Gulfport/Biloxi and Mobile to the East
- Target markets
  - Attractive demographics
  - Concentration of small-to-midsize businesses
  - High net worth individuals

Disciplined Acquisition Strategy

- Organic expansion will be the primary strategic focus going forward
- Opportunistically evaluate M&A opportunities in existing footprint and new market expansion area
- Ensure earnback and accretion parameters remain realistic and consistent with management philosophy

Appendix

Historical Financial Summary

	2011	2012	2013	2014	2015	2016	2017	2018	YTD 2019
	Internally Focused				Current Growth Phase				
Balance Sheet & Capital									
Total Assets	$652,241	$681,062	$684,180	$684,502	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,101,400
Gross Loans (Excl. HFS)	441,856	460,236	536,045	558,386	772,392	810,951	975,284	1,528,469	1,586,182
Deposits	541,613	566,328	594,176	587,252	904,236	932,795	1,055,533	1,733,934	1,744,383
Total Equity	66,269	71,014	71,923	78,845	112,449	113,559	179,935	260,058	269,144
Tangible Common Equity / Tangible Assets[1]	10.08 %	10.38 %	10.51 %	11.52 %	9.95 %	9.52 %	13.04 %	9.90 %	10.37 %
Tier 1 Leverage Ratio	9.80	10.21	10.78	11.24	10.08	9.67	13.53	11.66	*10.83*
Total Capital Ratio	13.74	13.10	13.05	13.36	12.06	11.63	15.23	13.91	*12.72*
Net Loans (Excl. HFS) / Assets	66.62 %	66.71 %	77.47 %	80.61 %	71.10 %	72.60 %	73.15 %	72.43 %	74.92 %
Gross Loans (Excl. HFS) / Deposits	81.58	81.27	90.22	95.08	85.42	86.94	92.40	88.15	90.93
NIB Deposits / Deposits	18.40	21.19	20.38	18.56	24.61	23.98	25.07	22.05	22.75
C & I / Loans (Excl. HFS)	25.10	28.75	34.64	33.18	23.99	26.28	26.09	23.79	24.58
C&D / Total Risk-Based Capital[2]	73.7 %	84.9 %	69.3 %	73.0 %	84.5 %	80.1 %	118.8 %	94.6 %	91.5 %
CRE / Total Risk-Based Capital[2]	247.4	249.0	230.2	217.6	234.3	220.2	286.1	216.4	221.7
Asset Quality									
NPLs / Loans (Excl. TDRs)	2.45 %	1.76 %	0.41 %	0.54 %	1.03 %	0.90 %	1.30 %	0.93 %	0.84 %
NPAs / Assets (Excl. TDRs)	1.95	1.24	0.55	0.88	0.93	0.77	0.98	0.77	0.71
Reserves / Loans (Excl. HFS)	1.66	1.28	1.13	1.19	0.94	1.01	0.90	0.73	0.75
NCOs / Average Loans	1.25	0.84	0.12	0.02	0.08	0.04	0.41	0.00	0.00
Profitability Ratios									
Net Income	$1,101	$3,440	$4,785	$4,033	$4,096	$5,111	$4,848	$14,091	$5,659
ROAA	0.17 %	0.52	0.70 %	0.58 %	0.41 %	0.45 %	0.40 %	0.84 %	1.09 %
ROAE	1.82	5.13	6.95	5.49	3.89	4.42	3.68	7.04	8.62
Net Interest Margin	3.52 %	3.66 %	3.72 %	3.55 %	3.68 %	3.64 %	4.01 %	4.02 %	4.01 %
Efficiency Ratio	76.70	74.00	78.50	75.90	81.70	82.00	73.70	71.8	64.35
Non-Interest Income / Avg. Assets	0.23	0.24	0.19	0.25	0.32	0.46	0.47	0.46	0.45
Non-Interest Expense / Avg. Assets	2.75	2.76	2.92	2.75	3.05	3.11	3.07	2.99	2.66

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See reconciliations on page 33-34 in Appendix.
(2) Calculated at the bank level based on FDIC call report data.
(3) YTD Tier 1 Leverage and Total Capital Ratio are bank-level. Consolidated capital ratios will not be available until the RF Y-9C is filed in May 2019.

Energy Portfolio by Total Past Due – As of March 31, 2019

Past Due Energy Loans by Category and Collateral ($ Millions)

CATEGORY	Total $'s	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Upstream	12.3	10.7%	0.5	0.4%	—	—	0.5
Midstream	7.2	6.2%	—	—	—	—	—
Downstream	5.0	4.3%	—	—	—	—	—
Support/Service	85.3	74.2%	1.5	1.3%	—	—	1.5
Non Oil & Gas	5.3	4.6%	1.5	1.3%	—	—	1.5
TOTAL	115.0	100.0%	3.5	3.1%	—	—	3.5

COLLATERAL	Total	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Accounts Receivable & Inventory	29.0	25.2%	—	—	—	—	—
Barges, Crew Boats, Marine Vessels	8.7	7.6%	1.5	1.3%	—	—	1.5
Equipment	16.2	14.1%	—	—	—	—	—
Oil & Gas	6.3	5.5%	0.5	0.4%	—	—	0.5
Commercial Real Estate	31.9	27.7%	—	—	—	—	—
Consumer Real Estate	13.5	11.7%	—	—	—	—	—
CD/Mkt. Securities	0.6	0.5%	—	—	—	—	—
All Other (C & I and Non C & I)	8.8	7.7%	—	—	—	—	—
TOTAL	115.0	100.0%	2.0	1.8%	—	—	2.0

BUSINESS FIRST BANK

Energy Portfolio by Risk Rating – As of March 31, 2019

Energy Loans by Risk Rating and Category ($ Millions)											
RISK RATING	RR#	Upstream	Midstream	Downstream	Support/ Service	Non Oil & Gas	Current Quarter		Previous Quarter	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	0.0	—	—	0.6	—	0.6	0.5%	3.8	2.9%
Superior	2	0.8	1.2	—	3.2	—	5.1	4.5%	5.1	3.9%
Acceptable	3	7.1	5.2	4.9	32.6	0.4	50.2	43.6%	49.4	37.6%
Pass	4	3.9	0.8	0.1	30.9	4.9	40.6	35.3%	53.4	40.6%
TOTAL PASS RATED		11.8	7.2	4.9	67.3	5.3	96.5	83.9%	111.7	85.0%
Pass/Watch	4W	—	—	—	3.1	—	3.1	2.7%	3.3	2.5%
Other Assets Especially Mentioned	5	0.0	—	0.04	6.8	—	6.8	5.9%	7.6	5.8%
Substandard	6	—	—	—	6.6	—	6.6	5.8%	6.8	5.1%
Doubtful	7	0.5	—	—	1.5	—	2.0	1.8%	2.0	1.5%
TOTAL		12.3	7.2	5.0	85.3	5.3	115.0	100.0%	131.4	100.0%

BUSINESS FIRST BANK

Energy Portfolio by Risk Rating – As of March 31, 2019

Energy Loans by Risk Rating and Collateral ($ Millions)										
RISK RATING	RR#	C & I	Commercial Real Estate	Consumer Real Estate	CD/ Mkt Securities	All Other	Current Quarter		Previous Quarter	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	—	—	—	0.6	—	0.6	0.5%	3.8	2.9%
Superior	2	1.3	0.7	1.5	—	1.6	5.1	4.5%	5.1	3.9%
Acceptable	3	26.0	17.3	2.9	—	3.9	50.2	43.6%	49.4	37.6%
Pass	4	21.3	8.3	8.2	—	2.8	40.6	35.3%	53.4	40.6%
TOTAL PASS RATED		48.6	26.3	12.6	0.6	8.4	96.5	83.9%	111.7	85.0%
Pass/Watch	4W	3.1	—	—	—	—	3.1	2.7%	3.3	2.5%
Other Assets Especially Mentioned	5	1.5	4.8	—	—	0.5	6.8	5.9%	7.6	5.8%
Substandard	6	5.0	0.8	0.9	—	—	6.6	5.8%	6.8	5.1%
Doubtful	7	2.0	—	—	—	—	2.0	1.8%	2.0	1.5%
TOTAL		60.2	31.9	13.5	0.6	8.8	115.0	100.0%	131.4	100.0%

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM

	For the Year Ended December 31,					Fiscal Quarter				
	2014	2015	2016	2017	2018	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Core Net Income:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 5,659	$ 3,445	$ 3,900	$ 3,638	$ 3,108
Adjustments:										
Sale of Participation Interest in Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ (69)	$ -	$ (69)	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing (net of tax)	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ 93.00	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (280)	$ -	$ (390)	$ 110.00	$ -	$ -
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ -	$ (6)	$ -	$ (6)	$ -	$ -	$ -
Acquisition-related expenses (net of tax)[1]	$ 317	$ 758	$ 187	$ 129	$ 2,945	$ (34)	$ 1,722	$ 419	$ 347	$ 457
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 5,625	$ 4,702	$ 4,429	$ 4,078	$ 3,565
Core Return on Average Assets:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 5,659	$ 3,445	$ 3,900	$ 3,638	$ 3,108
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 5,625	$ 4,702	$ 4,429	$ 4,078	$ 3,565
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788	$1,682,177	$ 2,075,683	$ 1,827,598	$ 1,666,117	$ 1,624,195	$ 1,614,750
ROAA	0.58%	0.41%	0.45%	0.40%	0.84%	1.09%	0.75%	0.94%	0.90%	0.77%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	1.08%	1.03%	1.06%	1.00%	0.88%
ROAE	5.49%	3.89%	4.42%	3.68%	7.04%	8.62%	6.03%	7.37%	7.75%	6.94%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.38%	8.57%	8.23%	8.37%	8.69%	7.96%
Average Diluted Shares Outstanding	n/a	n/a	n/a	8,003,822	11,545,943	13,653,125	12,521,017	11,993,734	11,064,638	10,578,755
Diluted Earnings per Common Share				$ 0.61	$ 1.22	$ 0.41	$ 0.28	$ 0.33	$ 0.33	$ 0.29
Core Diluted Earnings per Common Share				$ 0.60	$ 1.45	$ 0.41	$ 0.38	$ 0.37	$ 0.37	$ 0.34
Core Net Interest Margin:										
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 19,120	$ 17,117	$ 15,636	$ 14,976	$ 14,500
Adjustments:										
MBL and AGFC loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(1,278)	(433)	(283)	(268)	(342)	(385)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 18,688	$ 16,834	$ 15,368	$ 14,634	$ 14,115
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123	$1,547,806	$ 1,904,870	$ 1,681,240	$ 1,543,820	$ 1,505,289	$ 1,460,878
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	4.02%	4.01%	4.07%	4.05%	3.98%	3.97%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.94%	3.92%	4.01%	3.98%	3.89%	3.86%

Note: Dollars in thousands.
(1) Tax rates utilized, exclusive of certain nondeductible acquisition-related expenses, were 21% for 2019 and 2018. These rates approximated the marginal tax rates.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
	Fiscal Quarter				
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 269,144	$ 260,058	$ 212,961	$ 210,629	$ 179,994
Adjustments:					
Goodwill	(49,534)	(49,488)	(32,427)	(32,552)	(32,816)
Core deposit and other intangibles	(7,655)	(7,885)	(4,103)	(4,234)	(4,366)
Total Tangible Common Equity	$ 211,955	$ 202,685	$ 176,431	$ 173,843	$ 142,812
Tangible Assets					
Total Assets	$2,101,400	$2,094,896	$1,678,195	$1,649,207	$1,587,713
Adjustments:					
Goodwill	(49,534)	(49,488)	(32,427)	(32,552)	(32,816)
Core deposit and other intangibles	(7,655)	(7,885)	(4,103)	(4,234)	(4,366)
Total Tangible Assets	$2,044,211	$2,037,523	$1,641,665	$1,612,421	$1,550,531
Common Equity to Total Assets	12.8%	12.4%	12.7%	12.8%	11.3%
Tangible Common Equity to Tangible Assets	10.4%	9.9%	10.7%	10.8%	9.2%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 269,144	$ 260,058	$ 212,961	$ 210,629	$ 179,994
Adjustments:					
Goodwill	(49,534)	(49,488)	(32,427)	(32,552)	(32,816)
Core deposit and other intangibles	(7,655)	(7,885)	(4,103)	(4,234)	(4,366)
Total Tangible Common Equity	$ 211,955	$ 202,685	$ 176,431	$ 173,843	$ 142,812
Common shares outstanding	13,361,482	13,213,280	11,533,721	11,533,171	10,271,931
Book Value per Common Share	$ 20.14	$ 19.68	$ 18.46	$ 18.26	$ 17.52
Tangible Book Value per Common Share	$ 15.86	$ 15.34	$ 15.30	$ 15.07	$ 13.90

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	For the Year Ended December 31,								
	2010	2011	2012	2013	2014	2015	2016	2017	2018
Tangible Common Equity / Tangible Assets:									
Tangible Common Equity									
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685
Tangible Assets									
Total Assets	$ 657,142	$ 652,241	$ 681,062	$ 684,180	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Assets	$ 657,142	$ 651,623	$ 680,541	$ 684,180	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523
Common Equity to Total Assets	9.1%	10.2%	10.4%	10.5%	11.5%	10.4%	10.3%	13.6%	12.4%
Tangible Common Equity to Tangible Assets	9.1%	10.1%	10.4%	10.5%	11.5%	10.0%	9.5%	13.0%	9.9%
Tangible Book Value per Share:									
Tangible Common Equity									
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685
Common shares outstanding	5,273,220	5,299,870	5,302,870	5,314,925	5,314,925	7,035,913	6,916,673	10,232,495	13,213,280
Book Value per Common Share	$ 11.29	$ 12.50	$ 13.39	$ 13.53	$ 14.83	$ 15.98	$ 16.42	$ 17.58	$ 19.68
Tangible Book Value per Common Share	$ 11.29	$ 12.39	$ 13.29	$ 13.53	$ 14.83	$ 15.14	$ 15.10	$ 16.72	$ 15.34

Note: Dollars in thousands except per share data.

BUSINESS FIRST BANK

Reconciliation of Non-GAAP Financial Measures

Quarterly Core NIM													
	Q1 '16	Q2 '16	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19
Core Net Interest Margin:													
Net Interest Income	$ 9,431	$ 9,101	$ 9,742	$ 9,318	$ 10,560	$ 11,690	$ 10,533	$ 11,589	$ 14,500	$ 14,976	$ 15,636	$ 17,117	$ 19,120
Adjustments:													
Loan purchase discount accretion	(454)	(254)	(325)	(330)	(1,308)	(1,842)	(441)	(545)	(385)	(342)	(268)	(283)	(432)
Core Net Interest Income	$ 8,977	$ 8,847	$ 9,417	$ 8,988	$ 9,252	$ 9,848	$ 10,092	$ 11,044	$ 14,115	$ 14,634	$ 15,368	$ 16,834	$ 18,688
Average Interest-earning Assets	$1,023,456	$1,049,559	$1,031,322	$1,026,126	$1,045,161	$1,077,529	$1,104,373	$1,197,415	$1,460,878	$1,505,289	$1,543,820	$1,681,240	$1,904,870
Net Interest Margin	3.69%	3.47%	3.78%	3.63%	4.04%	4.34%	3.82%	3.87%	3.97%	3.98%	4.05%	4.07%	4.01%
Core Net Interest Margin	3.51%	3.37%	3.65%	3.50%	3.54%	3.66%	3.66%	3.69%	3.86%	3.89%	3.98%	4.01%	3.92%

Note: Dollars in thousands.